UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 28, 2016

M2 nGage Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Continental Plaza - 6th Floor

433 Hackensack Avenue

                        Hackensack, New Jersey 07601

(Address of Principal Executive Offices)  (Zip Code)

                                      (201) 968-9797

(Registrant's Telephone Number, Including Area Code)

                                                ROOMLINX, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.03        Amendments to Articles of Incorporation or By-Laws; Changes in Fiscal Year

On July 28, 2016, Roomlinx, Inc., a Nevada corporation, amended its Articles of Incorporation to change its name to M2 nGage Group, Inc.  A copy of the Certificate of Amendment as filed with the Secretary of State of Nevada is attached hereto as Exhibit 3.1.

In addition, the Company's trading symbol in the over-the-counter market has been changed to MTWO from RMLX.

Item 9.01        Financial Statements and Exhibits

Exhbit Number	Decription

3.1	Certificate of Amendment of the Company

SIGNATURE PAGE TO FOLLOW

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2016	M2 nGage Group, Inc.

By: /s/ Christopher Broderick
Name: Christopher Broderick
Title: Chief Operating Officer

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